UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 22, 2010

Guaranty Bancorp

(Exact name of registrant as specified in its charter)

Delaware	000-51556	41-2150446
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1331 Seventeenth St., Suite 300 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  303-293-5563

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On January 22, 2010, Guaranty Bancorp (the “Company”) and Guaranty Bank and Trust Company (the “Bank”), the wholly-owned subsidiary of the Company, entered into a Written Agreement (the “Agreement”) with the Federal Reserve Bank of Kansas City (the “Federal Reserve”) and the State of Colorado Division of Banking (the “Division”).

The Agreement directs the Company and/or the Bank to submit written plans within certain timeframes to the Federal Reserve and the Division that address the following items: board oversight, credit quality, capital, liquidity and funds management, earnings and cash flows.  The Agreement also places restrictions on the Bank accepting any new brokered deposits, other than contractual renewals or rollovers.  In addition, the Agreement, among other things, restricts the Company and the Bank from paying dividends, and the Company from incurring, increasing or guaranteeing any debt, taking any other form of payment representing a reduction in capital from the Bank or making any payments on its trust preferred securities, in each case without the prior written approval of its regulators.  Further, the Company and the Bank will continue to comply with applicable laws and regulations.

The Board of Directors and management of the Company and the Bank are committed to addressing and resolving the matters raised in the Agreement on a timely basis and actions have already been undertaken to comply with each requirement, such as raising an additional $57.8 million, net of expenses, of capital on August 11, 2009.

A copy of the Agreement is attached to this Form 8-K as Exhibit 10.1.  The provisions of the Agreement are incorporated herein by reference, and the description of the Agreement above is qualified in its entirety by reference to the Agreement.

On January 28, 2010, the Company issued a press release related to the Agreement, among other things. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 2.02         Results of Operations and Financial Condition.*

Item 7.01         Regulation FD Disclosure.*

On January 28, 2010, the Company issued a press release announcing its financial results for the quarter and year ended December 31, 2009.  A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

* The information furnished under Items 2.02 and 7.01 and Exhibit 99.1 of Item 9.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Registrant under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed or furnished, as designated, herewith:

10.1	Written Agreement, dated January 22, 2010, by and among Guaranty Bancorp, Guaranty Bank and Trust Company, Federal Reserve Bank of Kansas City and State of Colorado Division of Banking.

99.1	Press Release, dated January 28, 2010.*

Forward-Looking Statements

This Form 8-K contains forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, the following: failure to maintain adequate levels of capital and liquidity to support Company’s operations; the effect of the regulatory written agreement the Company and the Bank have entered into and potential future supervisory action against the Company or the Bank; general economic and business conditions in those areas in which the Company operates; demographic changes; competition; fluctuations in interest rates; continued ability to attract and employ qualified personnel; ability to receive regulatory approval for the Bank to declare dividends to the Company; adequacy of the Bank’s allowance for loan losses, changes in credit quality and the effect of credit quality on the Bank’s provision for credit losses and allowance for loan losses; changes in governmental legislation or regulation, including, but not limited to, any increase in FDIC insurance premiums; changes in accounting policies and practices; changes in the deferred tax asset valuation allowance; changes in business strategy or development plans; changes in the securities markets; changes in consumer spending, borrowing and savings habits; the availability of capital from private or government sources; competition for loans and deposits and failure to attract or retain loans and deposits; changes in the financial performance and/or condition of the Bank’s borrowers and the ability of the Bank’s borrowers to perform under the terms of their loans and other terms of credit agreements; political instability, acts of war or terrorism and natural disasters; and additional “Risk Factors” referenced in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as supplemented from time to time.  When relying on forward-looking statements to make decisions with respect to the Company, investors and others are cautioned to consider these and other risks and uncertainties.  The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements, which speak only as of the date made.  The forward-looking statements are made as of the date of this Form 8-K, and the Company does not intend, and assumes no obligation, to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY BANCORP

By:	/s/ Paul W. Taylor
Name: Paul W. Taylor
Title: Executive Vice President, Chief Financial and Operating Officer and Secretary

Date:  January 28, 2010